Exhibit 99.2

CAPMARK FINANCIAL GROUP INC.
(“CAPMARK”)

Financial Supplement

FOURTH QUARTER 2008

Table of Contents

Page #
Notice and Forward-Looking Statement Disclosure	2
Property Type Diversification	3
Geographic Diversification	4
Loan Vintage	5
Funded Loans and Unfunded Commitments	6
Weighted Average Loan To Value	7
Non-Performing Assets	8
Loan Maturities	9
Loan Originations	10
Capmark’s Debt Ratings - Long Term and Short Term	11
Capmark’s Servicer Ratings	12
Capmark’s Global Servicing Portfolio	13
Capmark Investments’ Assets Under Management	14

Notice

All financial information included herein is unaudited.

The information should be read in conjunction with Capmark’s press release announcing its fourth quarter 2008 financial results issued April 24, 2009.  The information in this Financial Supplement speaks as of the respective dates set forth herein and Capmark disclaims any obligation to update this report after such dates.

Forward-Looking Statement Disclosure

Certain statements in this report may constitute forward-looking statements. These statements are based on management’s current expectations and beliefs but are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, adverse changes in debt and capital markets conditions, which may adversely impact Capmark’s access to capital on acceptable terms or the value or salability of our real estate related investments; interest rate and credit spread fluctuations; adverse changes in commercial real estate markets; changes in general economic and business conditions, which will, among other things, affect the amount Capmark may earn on products and services and the availability and credit worthiness of its customers; changes in applicable laws and regulations; risks posed by competition; currency risks and other risks associated with international markets.

Such forward-looking statements are made only as of the date of this release. Capmark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Capmark’s expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

####

Property Type Diversification - Capmark’s Global Loan Portfolio(1)

Dollars in Millions

	Property Type Diversification
	December 31, 2005						December 31, 2006
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Multifamily	$1,173.6	25.5%	$2,167.0	27.3%	$3,340.6	26.7%	$709.6	20.0%	$1,843.0	22.6%	$2,552.6	21.8%
Retail	727.4	15.8	1,029.0	13.0	1,756.4	14.0	526.3	14.8	1,297.0	15.9	1,823.3	15.6
Office	704.7	15.3	1,900.9	24.0	2,605.6	20.8	662.1	18.6	2,298.2	28.2	2,960.3	25.3
Hospitality	1,126.3	24.5	788.0	9.9	1,914.3	15.3	741.1	20.9	646.2	7.9	1,387.3	11.8
Healthcare	455.7	9.9	984.2	12.4	1,439.9	11.5	568.6	16.0	546.3	6.7	1,114.9	9.5
Mixed-Use(3),(4)	407.1	9.0	1,063.4	13.4	1,470.5	11.7	342.9	9.7	1,525.9	18.7	1,868.8	16.0
Other
Industrial
Land
Condominium		See note 4						See note 4
Golf Course
All Other
Total	$4,594.8	100.0%	$7,932.5	100.0%	$12,527.3	100.0%	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%

Dollars in Millions

	Property Type Diversification
	December 31, 2007						December 31, 2008
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Multifamily	$1,317.8	20.8%	$1,503.3	18.0%	$2,821.1	19.2%	$1,423.9	17.7%	$943.6	22.2%	$2,367.5	19.3%
Retail	635.9	10.0	2,171.2	26.0	2,807.1	19.1	680.3	8.5	626.6	14.8	1,306.9	10.6
Office	1,428.4	22.4	1,616.1	19.3	3,044.5	20.7	1,788.0	22.2	747.4	17.6	2,535.4	20.6
Hospitality	1,238.4	19.5	311.3	3.7	1,549.7	10.5	1,921.0	23.9	227.1	5.4	2,148.1	17.5
Healthcare	1,088.9	17.2	481.4	5.8	1,570.3	10.7	1,365.7	17.0	334.3	7.9	1,700.0	13.8
Mixed-Use(3)	101.5	1.6	1,319.5	15.8	1,421.0	9.7	163.1	2.0	645.2	15.2	808.3	6.6
Other
Industrial	87.5	1.4	123.3	1.5	210.8	1.4	110.0	1.4	137.2	3.2	247.2	2.0
Land	136.7	2.2	273.8	3.2	410.5	2.8	96.1	1.2	291.6	6.9	387.7	3.2
Condominium	35.0	0.6	198.8	2.4	233.8	1.6	36.0	0.4	154.2	3.6	190.2	1.6
Golf Course	271.8	4.3	11.0	0.1	282.8	1.9	308.2	3.8	—	0.0	308.2	2.5
All Other	1.7	0.0	350.9	4.2	352.6	2.4	152.5	1.9	134.9	3.2	287.4	2.3
Total	$6,343.6	100.0%	$8,360.6	100.0%	$14,704.2	100.0%	$8,044.8	100.0%	$4,242.1	100.0%	$12,286.9	100.0%

(1)          Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)          Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)          “Mixed-use” consists of loans secured by properties with more than one commercial real estate property type and loans secured by pools of mixed property types.

(4)          As of December 31, 2005 and 2006, “Mixed Use” includes the property types included in the “Other” heading.

Geographic Diversification - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

Geographic Diversification

	December 31, 2005
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$479.0	10.4%	$964.0	12.2%	$1,443.0	11.5%
Metropolitan New York	352.2	7.7	364.7	4.6	716.9	5.7
Washington DC	270.3	5.9	287.2	3.6	557.5	4.5
Philadelphia	181.8	4.0	245.5	3.1	427.3	3.4
Northern California	94.2	2.0	271.0	3.4	365.2	2.9
Orlando	240.1	5.2	98.7	1.2	338.8	2.7
Dallas	86.1	1.9	175.3	2.2	261.4	2.1
Other - North America	2,891.1	62.9	2,938.8	37.0	5,829.9	46.5
Europe	—	—	1,773.3	22.4	1,773.3	14.2
Asia	—	—	814.0	10.3	814.0	6.5

Total	$4,594.8	100.0%	$7,932.5	100.0%	$12,527.3	100.0%

	December 31, 2006
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$488.2	13.8%	$687.7	8.4%	$1,175.9	10.0%
Metropolitan New York	147.6	4.2	273.4	3.4	421.0	3.6
Washington DC	111.8	3.1	235.7	2.9	347.5	3.0
Boston	189.4	5.3	102.0	1.3	291.4	2.5
Phoenix	91.9	2.6	194.5	2.4	286.4	2.4
London	—	0.0	276.1	3.4	276.1	2.4
Dallas	92.1	2.6	166.5	2.0	258.6	2.2
Other - North America	2,429.6	68.4	2,761.6	33.8	5,191.2	44.3
Europe - Other	—	—	2,547.3	31.2	2,547.3	21.8
Asia	—	—	911.8	11.2	911.8	7.8

Total	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%

Dollars in Millions

Geographic Diversification

	December 31, 2007
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$612.5	9.7%	$549.5	6.6%	$1,162.0	7.9%
Metropolitan NY	411.2	6.5	256.6	3.0	667.8	4.5
Phoenix	265.4	4.1	307.7	3.7	573.1	3.9
Washington DC	263.6	4.1	279.3	3.3	542.9	3.7
Dallas	305.8	4.8	158.6	1.9	464.4	3.2
Atlanta	255.1	4.0	155.4	1.9	410.5	2.8
Philadelphia	314.4	5.0	67.0	0.8	381.4	2.6
Other - North America	3,915.6	61.8	2,740.0	32.8	6,655.6	45.3
Europe	—	—	3,036.4	36.3	3,036.4	20.6
Asia	—	—	810.1	9.7	810.1	5.5

Total	$6,343.6	100.0%	$8,360.6	100.0%	$14,704.2	100.0%

	December 31, 2008
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$689.0	8.6%	$372.5	8.8%	$1,061.5	8.7%
Metropolitan NY	490.4	6.1	250.6	5.9	741.0	6.0
Phoenix AZ	339.5	4.2	286.1	6.7	625.6	5.1
Washington DC	331.5	4.1	281.1	6.6	612.6	5.0
Dallas TX	414.8	5.2	80.3	1.9	495.1	4.0
Chicago IL	403.6	5.0	44.8	1.1	448.4	3.6
San Francisco CA	397.4	4.9	27.2	0.6	424.6	3.5
Other - North America (3)	4,978.6	61.9	1,622.2	38.3	6,600.8	53.7
Europe (4)	—	—	483.1	11.4	483.1	3.9
Asia	—	—	794.2	18.7	794.2	6.5

Total	$8,044.8	100.0%	$4,242.1	100.0%	$12,286.9	100.0%

(1)   Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)   Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)   No one location represents more than 3.5% of the total portfolio.

(4)   Non-Bank amount includes $185.7 million of assets related to certain securitizations that are required under GAAP rules to be consolidated on Capmark’s balance sheet.

Loan Vintage - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

	Loan Diversification by Origination Vintage
Vintage Year	December 31, 2007 Loan Portfolio (3)%		December 31, 2008 Loan Portfolio (3)%

2008	$—	—%	$1,979.1	16.0%
2007	9,136.8	62.1	6,608.6	53.8
2006	3,692.6	25.1	2,557.0	20.8
2005	1,131.9	7.7	634.7	5.2
2004	202.0	1.4	93.9	0.8
2003 & Prior	182.5	1.3	108.3	0.9
Acquired Non-Performing Loans (2)	358.4	2.4	305.3	2.5

Totals	$14,704.2	100.0%	$12,286.9	100.0%

(1)   Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)   Acquired non-performing loans are not assigned a vintage year.

(3)   Unpaid principal balance less the amount of any market valuation adjustments and other discounts to carrying value.

Summary of Funded Loans / Unfunded Commitments - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

	Portfolio as of December 31, 2008				Unfunded Commitment
	Capmark Total Loan Portfolio	% of Funded Total	Unfunded Commitment	Total Potential Exposure	as of September 30, 2008

Capmark Bank Loans (2)
Agency	$169.4	2.1%	$16.3	$185.7	$56.3
Construction	1,130.8	14.1	626.2	1,757.0	826.1
Property Type(4)
Office	1,679.7	20.9	317.2	1,996.9	352.6
Multifamily	1,157.6	14.4	87.6	1,245.2	104.3
Retail	470.6	5.8	78.4	549.0	78.9
All Other	3,436.7	42.7	119.1	3,555.8	122.8

Total Capmark Bank Loans	$8,044.8	100.0%	$1,244.8	$9,289.6	$1,541.0

Non-Capmark Bank Loans
Agency	$8.8	0.2%	$—	$8.8	$—
Construction	353.4	8.3	191.6	545.0	189.5
Property Type(4)
Office	747.4	17.6	71.7	819.1	120.2
Multifamily	848.5	20.0	217.9	1,066.4	235.7
Retail	605.1	14.3	14.9	620.0	25.4
All Other	1,678.9	39.6	239.2	1,918.1	454.5

Total Non-Capmark Bank Loans	$4,242.1	100.0%	$735.3	$4,977.4	$1,025.3

Total Capmark Loans
Agency	$178.2	1.5%	$16.3	$194.5	$56.3
Construction	1,484.2	12.1	817.8	2,302.0	1,015.6
Property Type(4)
Office	2,427.1	19.7	388.9	2,816.0	472.8
Multifamily	2,006.1	16.3	305.5	2,311.6	340.0
Retail	1,075.7	8.8	93.3	1,169.0	104.3
All Other	5,115.6	41.6	358.3	5,473.9	577.3

Total Capmark Loans	$12,286.9	100.0%	$1,980.1	$14,267.0	$2,566.3

Dollars in Millions

Loan Portfolio (1)	Total Unfunded Commitment

December 31, 2008	$1,980.1

September 30, 2008	$2,566.3

June 30, 2008	$2,948.8

March 31, 2008	$3,599.9

December 31, 2007	$3,964.2

(1)   Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)   Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)   Unpaid principal balance less the amount of any market valuation adjustments and other discounts to carrying value.

(4)   Property types for Agency and Construction loans are not presented in this table.  For more information on property type diversification see page 3.

Weighted Average Loan To Value - Capmark’s Global Loan Portfolio

	December 31,		March 31,	June 30,	Sept. 30,	Dec. 31,
Loan To Value (LTV) statistics(1)	2006	2007	2008	2008	2008	2008

WA Loan to Value (%) - Capmark Non-Bank Loan Portfolio	70.9%	73.9%	72.3%	68.6%	70.6%	77.4%
WA Loan to Value (%) - Capmark Bank Loan Portfolio	65.5%	66.2%	65.2%	66.2%	66.6%	67.6%
WA Loan to Value (%) - All Loans	69.2%	70.4%	68.9%	67.2%	68.1%	70.4%

(1)     LTV is determined for the performing loan portfolio, where the collateral values that are used for determination of weighted average LTV are derived from appraisals at the time of the origination of a loan or any subsequent appraisal ordered and received by Capmark.   For property-repositioning and construction financings, the LTV percentages are typically based on the total commitment amount inclusive of future funding and a projected, appraised future stabilized value.

Non-Performing Assets - Capmark’s Global Loan Portfolio

Non-Performing Asset Statistics

Dollars in Millions	December 31,			March 31,	June 30,	Sept. 30,	Dec. 31,
Non-Performing Assets (1)	2005	2006	2007	2008	2008	2008	2008

Number of Loans	20	21	22	22	22	35	62

Gross unpaid principal balance	$179.6	$214.5	$259.3	$288.8	$346.8	$455.9	$933.3

Basis adjustments before allowance for loan losses (2)	(44.9)	(52.6)	(50.9)	(74.1)	(104.9)	(112.6)	(167.9)

Specifically assigned allowance for loan losses	(20.9)	(55.5)	(6.9)	(13.4)	(16.0)	(33.4)	(50.1)

Carrying value	$113.8	$106.4	$201.5	$201.3	$225.9	$309.9	$715.3

Ratio of non-performing assets to total loans and foreclosed real estate (3)	0.9%	0.9%	1.4%	1.3%	1.7%	2.4%	5.8%

Carrying value as a percentage of total assets	0.6%	0.5%	0.9%	0.9%	1.1%	1.4%	3.5%

Capmark’s historic loss severity on resolved non-performing loans from 2003 through December 31, 2008 was 34.09%.

(1)

Non-performing assets include all originated loans on non-accrual status and foreclosed real estate collateral. Non-performing assets do not include any non-performing loans acquired for investment purposes.

(2)	Basis adjustments include valuation charges, impacts from pushdown accounting, and other discounts to carrying value.
(3)

This ratio represents our ‘‘Non-Performing Assets’’ divided by our total loans (performing and non-performing) and real estate acquired through foreclosure on originated loans as of that period. All non-performing assets are assigned and allocated a specific allowance for loan losses. Non-performing assets are reported net of their actual specific reserves.

Loan Maturity - Capmark’s Global Loan Portfolio(1)

Loan Maturity by Fiscal Quarter

	Maturing Loans		Maturing Loans with Built-in Extension Options (2)		% of Total with Extension Options (3)
Dollars in Millions	Bank	Non Bank	Bank	Non Bank	Bank	Non Bank

Q1 2009	$693.7	$540.5	$301.4	$143.1	43.5%	26.5%
Q2 2009	587.6	134.3	469.9	62.8	80.0%	46.8%
Q3 2009	347.5	385.9	172.8	138.9	49.7%	36.0%
Q4 2009	432.4	395.2	342.8	194.6	79.3%	49.2%
Total	$2,061.2	$1,455.9	$1,286.9	$539.4	62.4%	37.0%

(1)

Capmark’s global loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)

Represents current loan maturity date. Certain of these loans contain built-in extension options and therefore may have a final maturity date that is later than what is reflected in the table and extends beyond 2009.

(3)	Built-in extension options contain performance conditions that may not be achieved at current loan maturity date and therefore such extensions may not be available to the borrower.

Loan Origination - Capmark’s Global Loan Portfolio

The following table presents information concerning the volume of loans originated by Capmark by type of lending during the periods indicated.

Loan Origination Statistics

	Year Ended December 31,
	2005		2006		2007		2008
Dollars in Millions Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%

Capmark Bank (US Only)	$5,914.0	19.8%	$4,962.7	16.6%	$8,928.2	30.6%	$1,768.8	16.9%
Capmark Non-Bank(1)	10,449.0	35.1	11,904.8	39.9	7,551.3	25.8	381.6	3.6
GSE and Agency Lending	3,347.3	11.2	3,316.5	11.1	5,535.2	18.9	5,751.0	54.9
Third-Party	10,094.3	33.9	9,681.2	32.4	7,208.2	24.7	2,573.0	24.6

Total	$29,804.6	100.0%	$29,865.2	100.0%	$29,222.9	100.0%	$10,474.4	100.0%

(1)	Capmark Non-bank includes all Capmark loan originations other than loans categorized as GSE and Agency Lending and originations by Capmark Bank, our Utah industrial bank subsidiary.

Capmark’s Debt Ratings - Long Term And Short Term

The following table presents the credit ratings and ratings outlook assigned to our unsecured indebtedness by Moody’s, S&P and Fitch as of the date of this report. Credit ratings are opinions of a rated entity’s ability to meet its ongoing obligations. Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the assigning rating agency. Each agency’s rating should be evaluated independently of any other agency’s rating.

Ratings as of April 23, 2009

Long-Term Senior Unsecured Debt Ratings

	Rating	Outlook

Standard & Poor’s	B+	Negative

Moody’s	B2	Negative

Fitch Ratings	B-	Negative

Short-Term Senior Unsecured Debt Ratings

	Rating	Outlook

Standard & Poor’s (1)	—	—

Moody’s (1)	—	—

Fitch Ratings	B	Negative

(1)  Moody’s and Standard & Poor’s do not rate our short term senior unsecured debt

Capmark’s Servicer Ratings

Ratings as of April 23, 2009

	Rating	Outlook

U.S. primary servicing

(1) Standard & Poor’s	Strong	Negative

(2) Fitch Ratings	CPS2-	Negative

(3) DBRS	Superior

U.S. master servicing

(1) Standard & Poor’s	Strong	Negative

(2) Fitch Ratings	CMS3-	Negative

(3) DBRS	Superior

U.S. special servicing

(1) Standard & Poor’s	Strong	Negative

(2) Fitch Ratings	CSS2-	Negative

(3) DBRS	Not Rated

UK / Ireland primary/master servicing

(1) Standard & Poor’s	Strong	Negative

(2) Fitch Ratings	CPS2+	Negative

(3) DBRS	Superior

UK / Ireland special servicing

(1) Standard & Poor’s	Strong	Negative

(2) Fitch Ratings	CSS2	Negative

(3) DBRS	Not Rated

(1)	“Strong” is the highest of five ratings given by S&P to servicing companies.
(2)

Companies with a level “1” rating, the highest category of rating given a servicer of a commercial real estate transaction by Fitch, are expected to have all areas of their company operating at “top efficiency and productivity” and must have “proven abilities and performance of the highest standards.”

(3)	“Superior” is the highest of four ratings given by DBRS to servicing companies.

Capmark’s Global Servicing Portfolio

Dollars in Millions

	December 31,
	2005		2006		2007		2008
Servicing Portfolio	# of Loans	UPB	# of Loans	UPB	# of Loans	UPB	# of Loans	UPB
Master / Primary / Special	15,515	$62,318	13,881	$57,888	12,797	$75,779	10,643	$69,908
Master / Primary	38,376	168,342	38,716	215,400	37,381	261,175	35,286	$266,832
Special	6,103	45,310	5,529	37,620	4,994	34,776	3,800	$25,385

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730	49,729	$362,125

Originated	8,987	$68,338	9,551	$80,290	9,514	$91,927	9,432	$93,261
Acquired	29,307	166,702	28,540	187,536	27,100	234,163	22,983	$216,302
Contracted	21,700	40,930	20,035	43,082	18,558	45,640	17,314	$52,562

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730	49,729	$362,125

Capmark Investments’ Assets Under Management

	December 31,			December 31,
Dollars in Millions (1)	2005	2006	2007	2008

Proprietary Investments:
Real estate equity	$398.8	$232.1	$191.8	$170.2
CMBS: below investment grade	192.0	224.7	76.5	32.4
CMBS: investment grade	22.4	19.3	8.8	20.8
ABS	—	34.4	2.6	—
Whole loans	122.0	48.2	47.5	56.2
Mezzanine debt	—	—	64.4	67.7
Commercial discount loans	—	—	5.5	3.6
CDOs	124.6	65.9	66.9	32.0
Funds invested in real estate equity	191.3	286.1	422.2	326.7
Funds invested in real estate debt instruments	39.9	78.9	100.1	62.0

Subtotal Proprietary Investments	1,091.0	989.6	986.3	771.6

Third Party Investments	8,624.1	8,799.3	9,328.2	8,186.3

Total Assets Under Management	$9,715.1	$9,788.9	$10,314.5	$8,957.9

Number of Clients	41	33	35	30

(1)	Amounts are subject to change based on the receipt of financial information for the underlying investments subsequent to the completion of the financial reports for the applicable period.